EXHIBIT 1

                             JOINT FILING AGREEMENT

           In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.001 per share, of MDU Communications International, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 14th day of January, 2004.



Dated:  January 14, 2004

                                            SC FUNDAMENTAL VALUE FUND, L.P.

                                            By:  SC Fundamental LLC, as
                                                 General Partner


                                            By:  /s/ Neil H. Koffler
                                               ---------------------------------
                                                 Neil H. Koffler, Member


                                            SC FUNDAMENTAL LLC


                                            By:  /s/ Neil H. Koffler
                                               ---------------------------------
                                                 Neil H. Koffler, Member


                                            SC FUNDAMENTAL VALUE BVI, LTD.


                                            By:  SC Fundamental Value BVI, Inc.,
                                                 as managing general partner of
                                                 investment manager

                                            By:  /s/ Neil H. Koffler
                                               ---------------------------------
                                                 Neil H. Koffler, Vice President


                                            SC-BVI PARTNERS


                                            By:  SC Fundamental Value BVI, Inc.,
                                                 as managing general partner


                                            By:  /s/ Neil H. Koffler
                                               ---------------------------------
                                                 Neil H. Koffler, Vice President

                                   PMC-BVI, INC.


                                   By:  /s/ Neil H. Koffler
                                      ------------------------------------------
                                        Neil H. Koffler as Attorney-in-Fact for
                                        Peter M. Collery, President (1)


                                   SC FUNDAMENTAL VALUE BVI, INC.


                                   By:  /s/ Neil H. Koffler
                                      ------------------------------------------
                                        Neil H. Koffler, Vice President

                                   /s/ Neil H. Koffler
                                 -----------------------------------------------
                                 Neil H. Koffler as Attorney-in-Fact for
                                 Peter M. Collery (1)

                                  /s/ Neil H. Koffler
                                 -----------------------------------------------
                                 Neil H. Koffler





(1) Executed by Neil H. Koffler as Attorney-in-Fact Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on Schedule 13G with respect to the Class A Common Stock of Winmill & Co. Incorporated, filed on November 26, 2003, and is incorporated herein by reference.



                                       17